IRREVOCABLE TRANSFER AGENT INSTRUCTIONS



                                 October 6, 2005



Worldwide Stock Transfer, LLC
885 Queen Anne Road
Teaneck, NJ 07666

         RE:      SENSOR SYSTEM SOLUTIONS, INC.

Ladies and Gentlemen:


         Reference is made to that certain Securities Purchase Agreement (the "Securities Purchase Agreement") of even date herewith by and between Sensor System Solutions, Inc., a Nevada corporation (the "Company"), and the Buyers set forth on Schedule I attached thereto (collectively the "Buyers") and that certain Pledge and Escrow Agreement (the "Pledge Agreement") of even date herewith among the Company, the Buyers, Michael Young and David Gonzalez, as escrow agent (the "Escrow Agent"). Pursuant to the Securities Purchase Agreement, the Company shall sell to the Buyers, and the Buyers shall purchase from the Company, convertible debentures (collectively, the "Debentures") in the aggregate principal amount of Six Hundred Thousand Dollars ($600,000), plus accrued interest, which are convertible into shares of the Company's common stock, par value $.01 per share (the "Common Stock"), at the Buyers discretion. The Company has also issued to the Buyers warrants to purchase up to 600,000 shares of Common Stock, at the Buyer discretion (the "Warrant"). These instructions relate to the following stock or proposed stock issuances or transfers:

            1. The Company has agreed to issue to the Buyers up to 2,448,980 shares of the Company's Common Stock upon conversion of the Debentures ("Conversion Shares") plus the shares of Common Stock to be issued to the Buyers upon conversion of accrued interest and liquidated damages into Common Stock (the "Interest Shares").

            2. Michael Young has prepared a stock certificate representing 10,075,357 shares (the "Escrowed Shares") of Common Stock, which have been delivered to the Escrow Agent pursuant to the Pledge Agreement.

            3. Up to 600,000 shares of Common Stock to be issued upon the exercise of the Warrant ("Warrant Shares").

This letter shall serve as our irrevocable authorization and direction to Worldwide Stock Transfer, LLC (the "Transfer Agent") to do the following:

      1. Conversion Shares.

            a. Instructions Applicable to Transfer Agent. With respect to the Conversion Shares and the Interest Shares, the Transfer Agent shall issue the Conversion Shares and the Interest Shares to the Buyers from time to time upon delivery to the Transfer Agent of a properly completed and duly executed Conversion Notice (the "Conversion Notice"), in the form attached hereto as Exhibit I, delivered on behalf of the Company to the Transfer Agent by the Escrow Agent. Upon receipt of a Conversion Notice, the Transfer Agent shall within three (3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Buyers or their designees, for the number of shares of Common Stock to which the Buyers shall be entitled as set forth in the Conversion Notice or (ii) provided Transfer Agent are participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Buyers, credit such aggregate number of shares of Common Stock to which the Buyers shall be entitled to the Buyers' or their designees' balance account with DTC through its Deposit Withdrawal At Custodian ("DWAC") system provided the Buyers causes its bank or broker to initiate the DWAC transaction. For purposes hereof "Trading Day" shall mean any day on which the Nasdaq Market is open for customary trading.

            b. The Company hereby confirms to the Transfer Agent and the Buyers that certificates representing the Conversion Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers (i) the Notice of Effectiveness set forth in Exhibit II attached hereto and (ii) an opinion of counsel in the form set forth in
                  Exhibit III attached hereto, and that if the Conversion Shares and the Interest Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Conversion Shares and Interest Shares shall bear the following legend:


                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

            c. In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Conversion Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyers to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Conversion Shares.

            d. Instructions Applicable to Escrow Agent. Upon the Escrow Agent's receipt of a properly completed conversion notice substantially in the form attached as an exhibit to the Debentures, the Escrow Agent shall, within one (1) Trading Day thereafter, send to the Transfer Agent a Conversion Notice in the form attached hereto as Exhibit I, which shall constitute an irrevocable instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms of these instructions.

      2. Escrowed Shares.

            a. With respect to the Escrowed Shares, upon an event of default as set forth in the Pledge Agreement, the Escrow Agent shall send written notice to the Transfer Agent ("Escrow Notice") to transfer such number of Escrow Shares as set forth in the Escrow Notice to the Buyers. Upon receipt of an Escrow Notice, the Transfer Agent shall promptly transfer such number of Escrow Shares to the Buyers as shall be set forth in the Escrow Notice delivered to the Transfer Agent by the Escrow Agent. Further, the Transfer Agent shall promptly transfer such shares from the Buyers to any subsequent transferee promptly upon receipt of written notice from the Buyers or their counsel. If the Escrow Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Escrow Shares shall bear the legend set forth in Section 1b.

            b. In the event that counsel to the Company fails or refuses to render an opinion as may be required by the Transfer Agent to affect a transfer of the Escrow Shares (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyers to render such opinion. The Transfer Agent shall accept and be entitles to rely on such opinion for the purpose of transferring the Escrow Shares.

      3. Warrant Shares.

            a. Instructions Applicable to Transfer Agent. With respect to the Warrant Shares, the Transfer Agent shall issue the Warrant Shares to the Buyer from time to time upon delivery to the Transfer Agent of a properly completed and duly executed notice of the Buyer's election to exercise the Warrant (the "Exercise Notice"), in the form attached hereto as Exhibit IV, specifying the number of Warrant Shares to be issued, delivered on behalf of the Company to the Transfer Agent by the David Gonzalez, Esq., as escrow agent (the "Escrow Agent"). Upon receipt of an Exercise Notice, the Transfer Agent shall use its best efforts to within three (3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Exercise Notice, a certificate, registered in the name of the Buyer or its designees, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Exercise Notice or (ii) provided Transfer Agent are participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Buyer, credit such aggregate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer's or its designees' balance account with DTC through its Deposit Withdrawal At Custodian ("DWAC") system provided the Buyer causes its bank or broker to initiate the DWAC transaction. For purposes hereof "Trading Day" shall mean any day on which the Nasdaq Market is open for customary trading.


                  The Company hereby confirms to the Transfer Agent and Cornell that certificates representing the Warrant Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers (i) the Notice of Effectiveness set forth in Exhibit II attached hereto and
                  (ii) an opinion of counsel in the form set forth in Exhibit III attached hereto, and that if the Warrant Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Warrant Shares shall bear the restrictive legend referenced above in Section 1b.

            b. In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Warrant Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyer to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Warrant Shares.

            c. Instructions Applicable to Escrow Agent. Upon the Escrow Agent's receipt of a properly completed exercise notice substantially in the form attached as an exhibit to the Warrant and the Aggregate Exercise Price (as defined in the Warrant), the Escrow Agent shall, within one (1) Trading Day thereafter, send to the Transfer Agent an Exercise Notice in the form attached hereto as Exhibit I, which shall constitute an irrevocable instruction to the Transfer Agent to process such Exercise Notice in accordance with the terms of these instructions.

4.                    All Shares.

a. The Transfer Agent shall reserve for issuance to the Buyers the Conversion Shares, the Escrowed Shares, and the Warrant Shares. All such shares shall remain in reserve with the Transfer Agent until the Buyers provides the Transfer Agent instructions that the shares or any part of them shall be taken out of reserve and shall no longer be subject to the terms of these instructions.

b. The Transfer Agent shall rely exclusively on the Conversion Notice, the Escrow Notice, or the Exercise Notice and shall have no liability for relying on such instructions. Any Conversion Notice, Escrow Notice, or Exercise Notice delivered hereunder shall constitute an irrevocable instruction to the Transfer Agent to process such notice or notices in accordance with the terms thereof. Such notice or notices may be transmitted to the Transfer Agent by facsimile or any commercially reasonable method.

c. The Company hereby confirms to the Transfer Agent and the Buyers that no instructions other than as contemplated herein will be given to Transfer Agent by the Company with respect to the matters referenced herein. The Company hereby authorizes the Transfer Agent, and the Transfer Agent shall be obligated, to disregard any contrary instructions received by or on behalf of the Company.


      Certain Notice Regarding the Escrow Agent. The Company and the Transfer Agent hereby acknowledge that the Escrow Agent is general counsel to the Buyers, a partner of the general partner of the Buyers and counsel to the Buyers in connection with the transactions contemplated and referred herein. The Company and the Transfer Agent agree that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Buyers and neither the Company nor the Transfer Agent will seek to disqualify such counsel.


      The Company hereby agrees that it shall not replace the Transfer Agent as the Company's transfer agent without the prior written consent of the Buyers.


      Any attempt by Transfer Agent to resign as the Company's transfer agent hereunder shall not be effective until such time as the Company provides to the Transfer Agent written notice that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions.


      The Company herby confirms and the Transfer Agent acknowledges that while any portion of the Debentures remains unpaid and unconverted with the exception Common Stock issuable to Cornell Capital Partners, LP pursuant to the Standby Equity Distribution Agreement, the Company and the Transfer Agent shall not, without the prior consent of the Buyers, (i) issue any Common Stock or Preferred Stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, (ii) issue any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance, (iii) issue any S-8 shares of the Company's Common Stock. The restrictions set forth in subparagraphs (i) and (ii) above shall not apply to (i) the issuance of shares of Common Stock to the individuals listed on Schedule 4(k)(1) attached to the Securities Purchase Agreement (the "Securities Purchase Agreement") of even date herewith between the Obligor and Cornell Capital Partners, LP, in the individual's name (the "Loan Conversions"); (ii) grants of options to employees of the Obligor and the issuance of shares of Common Stock underlying such options, pursuant to a stock option plan for employees to be adopted by the Obligor at a future date (the "Stock Option Plan"), provided, however, that any and all grants under the Stock Option Plan, in the aggregate, shall not exceed five million (5,000,000) shares of Common Stock, shall be granted in accordance with Schedule 4(k)(2) of the Securities Purchase Agreement, and shall vest pro rata not less than over a three (3) year period from the respective dates of grant; and (iii) warrants to purchase up to One Million (1,000,000) shares of Common Stock to be issued to Trendwith Securities, Inc. and its designees in connection with the transactions contemplated in the Securities Purchase Agreement (the "Trendwith Warrants"), provided, however, that the exercise price of the Trendwith Warrants shall not be less than the Bid Price of the Common Stock on the date of issuance of such warrants.

      The Company, the Transfer Agent and the Buyers hereby acknowledge that the Transfer Agent has recently been engaged by the Company to perform services as a transfer agent and that the Transfer Agent has not received the Company's records from Stalt, Inc., the Company's prior transfer agent. The Company, the Transfer Agent and the Buyers hereby agree that the Transfer Agent's obligations hereunder are contingent upon the Transfer Agent receiving all reasonably requested documents from either Stalt, Inc. and/or the Company.

      The Company and the Transfer Agent hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit the Transfer Agent from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.

      The Company and the Transfer Agent acknowledge that the Buyers is relying on the representations and covenants made by the Company and the Transfer Agent hereunder and are a material inducement to the Buyers purchasing convertible debentures under the Securities Purchase Agreement. The Company and the Transfer Agent further acknowledge that without such representations and covenants of the Company and the Transfer Agent made hereunder, the Buyers would not purchase the Debentures.

      Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyers will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyers shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.

         IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

                                           COMPANY:

                                           SENSOR SYSTEM SOLUTIONS, INC.

                                           By:      /s/ Michael Young
                                                    ----------------------------
                                           Name:    Michael Young
                                           Title:   Chief Executive Officer


                                           /s/ David Gonzalez
                                           -------------------------------------
                                           David Gonzalez, Esq.



WORLDWIDE STOCK TRANSFER, LLC

By: /s/ Yonah Kopstick
   ---------------------------------------
Name:   Yonah Kopstick
     -------------------------------------
Title:  Authorized Person
      ------------------------------------

                                   SCHEDULE I


                               SCHEDULE OF BUYERS

                                                                   Address/Facsimile
Name                             Signature                         Number of Buyers
------------------------------   --------------------------------  ----------------------------------
Cornell Capital Partners, LP     By:      Yorkville Advisors, LLC  101 Hudson Street - Suite 3700
                                 Its:     General Partner          Jersey City, NJ  07303
                                                                   Facsimile:        (201) 985-8266

                                 By:      /s/ Mark Angelo
                                          -----------------------
                                 Name:    Mark Angelo
                                 Its:     Portfolio Manager
























                                  SCHEDULE I-1

                                    EXHIBIT I

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                            FORM OF CONVERSION NOTICE


         Reference is made to the Securities Purchase Agreement (the "Securities Purchase Agreement") between Sensor System Solutions, Inc., (the "Company"), and the Buyers set forth on Schedule I attached thereto dated October 6, 2005. In accordance with and pursuant to the Securities Purchase Agreement, the undersigned hereby elects to convert convertible debentures into shares of common stock, par value $.01 per share (the "Common Stock"), of the Company for the amount indicated below as of the date specified below.

Conversion Date:

Amount to be converted:                                    $____________________

Conversion Price:                                          $____________________

Shares of Common Stock Issuable:                            ____________________

Amount of Debenture unconverted:                           $____________________

Amount of Interest Converted:                              $____________________

Conversion Price of Interest:                              $____________________

Shares of Common Stock Issuable:                            ____________________

Amount of Liquidated Damages:                              $____________________

Conversion Price of Liquidated Damages:                    $____________________

Shares of Common Stock Issuable:                            ____________________

Total Number of shares of Common Stock to be issued:        ____________________












                                   EXHIBIT I-1

Please issue the shares of Common Stock in the following name and to the following address:

Issue to:                             ______________________________

Authorized Signature:                 ______________________________

Name:                                 ______________________________

Title:                                ______________________________

Phone #:                              ______________________________

Broker DTC Participant Code:          ______________________________

Account Number*:                      ______________________________



     * Note that receiving broker must initiate transaction on DWAC System.

                                   EXHIBIT II

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT


_________, 2005

_________


Attention:

RE:      SENSOR SYSTEM SOLUTIONS, INC.

Ladies and Gentlemen:

         We are counsel to Sensor System Solutions, Inc., (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of October 6, 2005 (the "Securities Purchase Agreement"), entered into by and among the Company and the Buyers set forth on Schedule I attached thereto (collectively the "Buyers") pursuant to which the Company has agreed to sell to the Buyers up to Six Hundred Thousand Dollars ($600,000) of secured convertible debentures, which shall be convertible into shares (the "Conversion Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), in accordance with the terms of the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of October 6, 2005, with the Buyers (the "Investor Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Conversion Shares under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Securities Purchase Agreement and the Registration Rights Agreement, on _______, 2005, the Company filed a Registration Statement (File No. ___-_________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the sale of the Conversion Shares.

         In connection with the foregoing, we advise the Transfer Agent that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at ____ P.M. on __________, 2005 and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.



                                  EXHIBIT II-1

         The Buyers has confirmed it shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Conversion Shares.


                                                     Very truly yours,




                                                     By:________________________




















                                  EXHIBIT II-2

                                   EXHIBIT III

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                                 FORM OF OPINION


________________ 2005

VIA FACSIMILE AND REGULAR MAIL

Worldwide Stock Transfer, LLC
885 Queen Anne Road
Teaneck, NJ 07666

Attention:

         RE:      SENSOR SYSTEM SOLUTIONS, INC.

Ladies and Gentlemen:


         We have acted as special counsel to Sensor System Solutions, Inc. (the "Company"), in connection with the registration of ___________shares (the "Shares") of its common stock with the Securities and Exchange Commission (the "SEC"). We have not acted as your counsel. This opinion is given at the request and with the consent of the Company.


         In rendering this opinion we have relied on the accuracy of the Company's Registration Statement on Form SB-2, as amended (the "Registration Statement"), filed by the Company with the SEC on _________ ___, 2005. The Company filed the Registration Statement on behalf of certain selling stockholders (the "Selling Stockholders"). This opinion relates solely to the Selling Shareholders listed on Exhibit "A" hereto and number of Shares set forth opposite such Selling Stockholders' names. The SEC declared the Registration Statement effective on __________ ___, 2005.


         We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be sold by the Selling Shareholders is contained under the heading "Selling Stockholders" in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholders. The opinions set forth herein relate solely to the sale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.




                                   EXHIBIT IV

         In rendering this opinion we have relied upon the accuracy of the foregoing statements.


         Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that Worldwide Stock Transfer, LLC may remove the restrictive legends contained on the Shares. This opinion relates solely to the number of Shares set forth opposite the Selling Stockholders listed on Exhibit "A" hereto.


         This opinion is furnished to Transfer Agent specifically in connection with the issuance of the Shares, and solely for your information and benefit. This letter may not be relied upon by Transfer Agent in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

Very truly yours,























                                  EXHIBIT III-2

                                   EXHIBIT IV

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                         FORM OF WARRANT EXERCISE NOTICE

                                 TO BE EXECUTED
                BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

                          SENSOR SYSTEM SOLUTIONS, INC.


         The undersigned holder hereby exercises the right to purchase ______________ of the shares of Common Stock par value $0.01 per share ("Warrant Shares") of Sensor System Solutions, Inc., a Nevada corporation (the "Company"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.


Specify Method of exercise by check mark:


         1.  ___  Cash Exercise


                (a) Payment of Warrant Exercise Price. The holder shall pay the Aggregate Exercise Price of $______________ to the Company in accordance with the terms of the Warrant.


                (b) Delivery of Warrant Shares. The Company shall deliver to the holder _________ Warrant Shares in accordance with the terms of the Warrant.





         2.  ___  Cashless Exercise


                (a) Payment of Warrant Exercise Price. In lieu of making payment of the Aggregate Exercise Price, the holder elects to receive upon such exercise the Net Number of shares of Common Stock determined in accordance with the terms of the Warrant.


                (b) Delivery of Warrant Shares. The Company shall deliver to the holder _________ Warrant Shares in accordance with the terms of the Warrant.


Date: _______________ __, ______

Name of Registered Holder

By:
   -----------------------------
Name:
     ---------------------------
Title:
      --------------------------




                                  EXHIBIT IV

                                   EXHIBIT "A"

                         (LIST OF SELLING STOCKHOLDERS)


Name:                                                             No. of Shares:
---------------------------------------------------------         --------------




































                                    EXHIBIT A